UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 10, 2023

Central Index Key Number of the issuing entity: 0001984262

BANK 2023-BNK46

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0000850779

Wells Fargo Commercial Mortgage Securities, Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0000740906

Wells Fargo Bank, National Association

Central Index Key Number of the sponsor: 0000835271

JPMorgan Chase Bank, National Association

Central Index Key Number of the sponsor: 0001102113

Bank of America, National Association

Central Index Key Number of the sponsor: 0001541557

Morgan Stanley Mortgage Capital Holdings LLC

(Exact Names of the Sponsors as Specified in their Charters)

North Carolina	333-257991-07	56-1643598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 South College Street, Charlotte, North Carolina	28202
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (704) 374-6161

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K (the “Form 8-K”), dated and filed as of August 10, 2023, with respect to BANK 2023-BNK46. The purpose of this amendment is to clarify the servicing arrangements for certain of the Mortgage Loans. Capitalized terms used and not otherwise defined herein shall have the respective meanings assigned to them in the Form 8-K, or if not defined therein, in the Pooling and Servicing Agreement filed as Exhibit 4.1 to the Form 8-K.

The CX - 250 Water Street Whole Loan will be serviced under the pooling and servicing agreement for the BANK 2023-BNK45 securitization trust, which was filed as Exhibit 99.5 to the Form 8-K, until the securitization of the related controlling companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.

The Fashion Valley Mall Whole Loan will be serviced under the pooling and servicing agreement for the BBCMS 2023-C20 securitization trust, which was filed as Exhibit 99.6 to the Form 8-K, until the securitization of the related controlling companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.

In addition, Wells Fargo Bank, National Association has appointed Midland Loan Services, a Division of PNC Bank, National Association as a primary servicer with respect to four (4) mortgage loans, representing approximately 11.2% of the initial pool balance, pursuant to that certain primary servicing agreement, dated as of August 1, 2023 and attached hereto as Exhibit 99.21, between Wells Fargo Bank, National Association, as master servicer, and Midland Loan Services, a Division of PNC Bank, National Association, as primary servicer, the terms of which agreement are described under “Transaction Parties—The Primary Servicer—Summary of the Midland Primary Servicing Agreement” in the Prospectus.

Finally, in the Exhibit Index to the Form 8-K, the Pooling and Servicing Agreement was listed as being dated and effective as of August 2, 2023. As was noted in Item 8.01 of the Form 8-K, the Pooling and Servicing Agreement is dated and effective as of August 1, 2023.

Section 9. Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.
99.21	Primary Servicing Agreement, dated as of August 1, 2023, by and between Wells Fargo Bank, National Association, as master servicer, and Midland Loan Services, a Division of PNC Bank, National Association, as primary servicer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC

By:	/s/ Anthony J. Sfarra
	Name:	Anthony J. Sfarra
	Title:	President

Dated: August 11, 2023

Exhibit Index

Exhibit No.	Description
99.21	Primary Servicing Agreement, dated as of August 1, 2023, by and between Wells Fargo Bank, National Association, as master servicer, and Midland Loan Services, a Division of PNC Bank, National Association, as primary servicer.